Exhibit 99.1
Execution Copy
DUKE ENERGY CORPORATION
$450,000,000 3.35% SENIOR NOTES DUE 2015
UNDERWRITING AGREEMENT
March 22, 2010
Credit Suisse Securities (USA) LLC
SunTrust Robinson Humphrey, Inc.
UBS Securities LLC
As Representatives of the several Underwriters

c/o	Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010

Ladies and Gentlemen:
     1. Introductory. DUKE ENERGY CORPORATION, a Delaware corporation (the “Corporation”), proposes, subject to the terms and conditions stated herein, to issue and sell $450,000,000 aggregate principal amount of 3.35% Senior Notes due 2015 (the “Notes”) to be issued pursuant to the provisions of an Indenture, dated as of June 3, 2008, as the same may be amended and supplemented by supplemental indentures, including the supplemental indenture to be dated as of March 25, 2010 relating to the Notes (the “Indenture”), between the Corporation and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”). Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc. and UBS Securities LLC (the “Representatives”) are acting as representatives of the several underwriters named in Schedule A hereto (together with the Representatives, the “Underwriters”). The Corporation understands that the several Underwriters propose to offer the Notes for sale upon the terms and conditions contemplated by (i) this Agreement and (ii) the Base Prospectus, the Preliminary Prospectus and any Permitted Free Writing Prospectus (as defined below) issued at or prior to the Applicable Time (such documents referred to in this subclause (ii) herein called the “Pricing Disclosure Package”).

     2. Representations and Warranties of the Corporation. The Corporation represents and warrants to, and agrees with, the several Underwriters that:
(a)	Registration statement (No. 333-146483), including a prospectus, relating to the Notes and certain other securities has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”). Such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, became effective upon filing with the Commission pursuant to Rule 462 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”), and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act has been initiated or threatened by the Commission (if prepared, any preliminary prospectus supplement specifically relating to the Notes immediately prior to the Applicable Time (as defined below) included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations being hereinafter called a “Preliminary Prospectus”); the term “Registration Statement” means the registration statement as deemed revised pursuant to Rule 430B(f)(1) of the 1933 Act Regulations on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such section applies to the Corporation and the Underwriters for the Notes pursuant to Rule 430B(f)(2) of the 1933 Act Regulations (the “Effective Date”), including all exhibits thereto and including the documents incorporated by reference in the prospectus contained in the Registration Statement at the time such part of the Registration Statement became effective; the term “Base Prospectus” means the prospectus filed with the Commission on the date hereof by the Corporation; and the term “Prospectus” means the Base Prospectus together with the prospectus supplement specifically relating to the Notes prepared in accordance with the provisions of Rule 430B and promptly filed after execution and delivery of this Agreement pursuant to Rule 430B or Rule 424(b) of the 1933 Act Regulations; any information included in such Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be a part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information;” and any reference herein to any Registration Statement, Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein prior to the date hereof; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Corporation filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. For purposes of this Agreement, the term “Applicable Time” means 1:19 p.m. (New York City time) on the date hereof.

(b)	The Registration Statement, any Permitted Free Writing Prospectus(es) specified on Schedule B, any Preliminary Prospectus and the Prospectus, conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, and (A) the Registration Statement, as of the Effective Date, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, and at the Closing Date (as defined in Section 3), did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) (i) the Pricing Disclosure Package, as of the Applicable Time, did not and will not, (ii) the Prospectus and any amendment or supplement thereto, as of their dates, will not, and (iii) the Prospectus as of the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Corporation makes no warranty or representation to the Underwriters with respect to any statements or omissions made in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters specifically for use in the Registration Statement, the Permitted Free Writing Prospectus(es), any Preliminary Prospectus or the Prospectus.

(c)	Any Permitted Free Writing Prospectus specified on Schedule B hereto as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes or until any earlier date that the Corporation notified or notifies the Underwriters as described in Section 5(f) did not, does not and will not include any information that conflicts with the information (not superseded or modified as of the Effective Date) contained in the Registration Statement, any Preliminary Prospectus or the Prospectus.

(d)	At the earliest time the Corporation or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Notes, the Corporation was not an “ineligible issuer” as defined in Rule 405 of the 1933 Act Regulations. The Corporation is, and was at the time of the initial filing of the Registration Statement, eligible to use Form S-3 under the 1933 Act.

(e)	The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time they were filed or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (a) at the time the Registration Statement became effective, (b) at the Applicable Time and (c) on the Closing Date did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)	The compliance by the Corporation with all of the provisions of this Agreement has been duly authorized by all necessary corporate action and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Corporation or any of its Principal Subsidiaries (as hereinafter defined) is a party or by which any of them or their respective property is bound or to which any of their properties or assets is subject that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the amended and restated Certificate of Incorporation (the “Certificate of Incorporation”), the amended and restated By-Laws (the “By-Laws”) of the Corporation or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Corporation or its Principal Subsidiaries or any of their respective properties that would have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Corporation of the transactions contemplated by this Agreement, except for the registration under the 1933 Act of the Notes, qualification under the Trust Indenture Act of 1939 (the “1939 Act”) and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters.

(g)	This Agreement has been duly authorized, executed and delivered by the Corporation.

(h)	Each of Duke Energy Carolinas, LLC, a North Carolina limited liability company, Duke Energy Indiana, Inc., an Indiana corporation and Duke Energy Ohio, Inc., an Ohio corporation is a “significant subsidiary” of the Corporation within the meaning of Rule 405 of the 1933 Act Regulations (herein collectively referred to as the “Principal Subsidiaries”).

(i)	The Indenture has been duly authorized, executed and delivered by the Corporation and duly qualified under the 1939 Act and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Corporation enforceable against the Corporation in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

(j)	The Notes have been duly authorized and when executed by the Corporation and, when authenticated by the Trustee, in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and legally binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and are entitled to the benefits afforded by the Indenture in accordance with the terms of the Indenture and the Notes.
(k)	Any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement or the Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2009, except to the extent that such agreement is no longer in effect or to the extent that neither the Corporation nor any subsidiary of the Corporation is currently a party to such agreement, are all indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments that are material to the Corporation.

(l)	The Corporation is not required to be qualified as a foreign corporation to transact business in Indiana, North Carolina, Ohio and South Carolina.
     3. Purchase, Sale and Delivery of Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Corporation agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Corporation, at a purchase price of 99.345% of the principal amount of the Notes plus accrued interest from March 25, 2010 (and in the manner set forth below), the principal amount of Notes set forth opposite the names of the Underwriters in Schedule A hereto plus the respective principal amount of additional Notes which each such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The Underwriters hereby agree to reimburse the Corporation in an amount equal to $1,125,000 including in respect of expenses incurred by us in connection with the offering.
     Payment of the purchase price for the Notes to be purchased by the Underwriters and the reimbursement shall be made at the offices of Robinson, Bradshaw & Hinson, P.A., 101 North Tryon Street, Suite 1900, Charlotte, North Carolina 28246, or at such other place as shall be mutually agreed upon by the Representatives and the Corporation, at 10:00 a.m., New York City time, on March 25, 2010 or such other time and date as shall be agreed upon in writing by the Corporation and the Representatives (the “Closing Date”). All other documents referred to herein that are to be delivered at the Closing Date shall be delivered at that time at the offices of Sidley Austin llp, 787 Seventh Avenue, New York, NY 10019. Payment shall be made to the Corporation by wire transfer in immediately available funds, payable to the order of the Corporation against delivery of the Notes, in fully registered form, to you or upon your order. The Notes shall be delivered in the form of one or more global certificates in aggregate denomination equal to the aggregate principal amount of the Notes upon original issuance and registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”).

     4. Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Notes for sale to the public as set forth in the Pricing Disclosure Package and the Prospectus.
     5. Covenants of the Corporation. The Corporation covenants and agrees with the several Underwriters that:
(a)	The Corporation will cause any Preliminary Prospectus and the Prospectus to be filed pursuant to, and in compliance with, Rule 424(b) of the 1933 Act Regulations, and advise the Underwriters promptly of the filing of any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(b)	If at any time when a prospectus relating to the Notes (or the notice referred to in Rule 173(a) of the 1933 Act Regulations) is required to be delivered under the 1933 Act any event occurs as a result of which the Pricing Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Pricing Disclosure Package or the Prospectus to comply with the 1933 Act, the Corporation promptly will prepare and file with the Commission an amendment, supplement or an appropriate document pursuant to Section 13 or 14 of the 1934 Act which will correct such statement or omission or which will effect such compliance.

(c)	The Corporation, during the period when a prospectus relating to the Notes is required to be delivered under the 1933 Act, will timely file all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

(d)	Without the prior consent of the Underwriters, the Corporation has not made and will not make any offer relating to the Notes that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than a Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Corporation, it has not made and will not make any offer relating to the Notes that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than a Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Corporation pursuant to Rule 433 of the 1933 Act Regulations; any such free writing prospectus (which shall include the pricing term sheet discussed in Section 5(e) below), the use of which has been consented to by the Corporation and the Underwriters, is listed on Schedule B and herein called a “Permitted Free Writing Prospectus.” The Corporation represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.
(e)	The Corporation agrees to prepare a term sheet specifying the terms of the Notes not contained in any Preliminary Prospectus, substantially in the form of Schedule C hereto and approved by the Representatives on behalf of the Underwriters, and to file such pricing term sheet as an “issuer free writing prospectus” pursuant to Rule 433(b) of the 1933 Act Regulations prior to the close of business two business days after the date hereof.

(f)	The Corporation agrees that if at any time following the issuance of a Permitted Free Writing Prospectus any event occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information (not superseded or modified as of the Effective Date) in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Corporation will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Underwriters, which will correct such conflict, statement or omission.

(g)	The Corporation will make generally available to its security holders, in each case as soon as practicable but not later than 60 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158 under the 1933 Act, which need not be certified by independent certified public accountants unless required by the 1933 Act) covering (i) a twelve-month period beginning not later than the first day of the Corporation’s fiscal quarter next following the effective date of the Registration Statement and (ii) a twelve-month period beginning not later than the first day of the Corporation’s fiscal quarter next following the date of this Agreement.

(h)	The Corporation will furnish to you, without charge, copies of the Registration Statement (four of which will include all exhibits other than those incorporated by reference), the Pricing Disclosure Package and the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you reasonably request.

(i)	The Corporation will arrange or cooperate in arrangements for the qualification of the Notes for sale under the laws of such jurisdictions as you designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Corporation shall not be required to qualify as a foreign corporation or to file any general consents to service of process under the laws of any state where it is not now so subject.
(j)	The Corporation will pay all expenses incident to the performance of its obligations under this Agreement including (i) the printing and filing of the Registration Statement and the printing of this Agreement and any Blue Sky Survey, (ii) the preparation and printing of certificates for the Notes, (iii) the issuance and delivery of the Notes as specified herein, (iv) the fees and disbursements of counsel for the Underwriters in connection with the qualification of the Notes under the securities laws of any jurisdiction in accordance with the provisions of Section 5(i) and in connection with the preparation of the Blue Sky Survey, such fees not to exceed $5,000, (v) the printing and delivery to the Underwriters, in quantities as hereinabove referred to, of copies of the Registration Statement and any amendments thereto, of any Preliminary Prospectus, of the Prospectus, of any Permitted Free Writing Prospectus and any amendments or supplements thereto, (vi) any fees charged by independent rating agencies for rating the Notes, (vii) any fees and expenses in connection with the listing of the Notes on the New York Stock Exchange, (viii) any filing fee required by the Financial Industry Regulatory Authority, (ix) the costs of any depository arrangements for the Notes with DTC or any successor depositary and (x) the costs and expenses of the Corporation relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Corporation, travel and lodging expenses of the Underwriters and officers of the Corporation and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided, however, the Underwriters shall reimburse a portion of the costs and expenses referred to in this clause (x).
     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of the Corporation herein, to the accuracy of the statements of officers of the Corporation made pursuant to the provisions hereof, to the performance by the Corporation of its obligations hereunder and to the following additional conditions precedent:
(a)	The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for filing by the 1933 Act Regulations and in accordance herewith and each Permitted Free Writing Prospectus shall have been filed by the Corporation with the Commission within the applicable time periods prescribed for such filings by, and otherwise in compliance with, Rule 433 of the 1933 Act Regulations.

(b)	On or after the Applicable Time and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act shall have been instituted or, to the knowledge of the Corporation or you, shall be threatened by the Commission.
(c)	On or after the Applicable Time and prior to the Closing Date, the rating assigned by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services to any debt securities or preferred stock of the Corporation as of the date of this Agreement shall not have been lowered.

(d)	Since the respective most recent dates as of which information is given in the Pricing Disclosure Package and the Prospectus and up to the Closing Date, there shall not have been any material adverse change in the condition of the Corporation, financial or otherwise, except as reflected in or contemplated by the Prospectus, and, since such dates and up to the Closing Date, there shall not have been any material transaction entered into by the Corporation other than transactions contemplated by the Pricing Disclosure Package and the Prospectus and transactions in the ordinary course of business, the effect of which in your reasonable judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated by the Pricing Disclosure Package and the Prospectus.

(e)	You shall have received an opinion of Robert T. Lucas III, Esq., Associate General Counsel of the Corporation, dated the Closing Date, to the effect that:
(i)	Each of the Principal Subsidiaries, other than Duke Energy Carolinas, LLC, has been duly incorporated and is validly existing in good standing under the laws of the jurisdiction of its incorporation has the respective corporate power and authority and foreign qualifications necessary to own its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus. Duke Energy Carolinas, LLC has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of North Carolina and has full limited liability company power and authority necessary to own its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus.

(ii)	Each of the Corporation and the Principal Subsidiaries is duly qualified to do business in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, except where the failure to so qualify, considering all such cases in the aggregate, does not have a material adverse effect on the business, properties, financial condition or results of operations of the Corporation and its subsidiaries taken as a whole.

(iii)	The Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations, and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.
(iv)	The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of any legal or governmental proceedings are accurate and fairly present the information required to be shown, and such counsel does not know of any litigation or any legal or governmental proceeding instituted or threatened against the Corporation or any of its Principal Subsidiaries or any of their respective properties that would be required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus and is not so disclosed.

(v)	This Agreement has been duly authorized, executed and delivered by the Corporation.

(vi)	The execution, delivery and performance by the Corporation of this Agreement, the Indenture and the issue and sale of the Notes will not violate or contravene any of the provisions of the Certificate of Incorporation or By-Laws of the Corporation or any statute or any order, rule or regulation of which such counsel is aware of any court or governmental agency or body having jurisdiction over the Corporation or any of its Principal Subsidiaries or any of their respective property, nor will such action conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Corporation or any of its Principal Subsidiaries is a party or by which any of them or their respective property is bound or to which any of its property or assets is subject which affects in a material way the Corporation’s ability to perform its obligations under this Agreement, the Indenture and the Notes.

(vii)	The Indenture has been duly authorized, executed and delivered by the Corporation and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Corporation, enforceable against the Corporation in accordance with its terms.

(viii)	The Notes have been duly authorized, executed and issued by the Corporation and, when authenticated by the Trustee, in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and legally binding obligations of the Corporation enforceable against the Corporation in accordance with their terms, and are entitled to the benefits afforded by the Indenture in accordance with the terms of the Indenture and the Notes.

(ix)	No consent, approval, authorization, order, registration or qualification is required to authorize, or for the Corporation to consummate the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters and except as required in Condition 41 of the order of the North Carolina Utilities Commission dated March 24, 2006, in Docket No. E-7, sub 795, which consent has been obtained.
     Such counsel may state that his opinions in paragraphs (vii) and (viii) are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). Such counsel shall state that nothing has come to his attention that has caused him to believe that each document incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when filed, was not, on its face, appropriately responsive, in all material respects, to the requirements of the 1934 Act and the 1934 Act Regulations. Such counsel shall also state that nothing has come to his attention that has caused him to believe that (i) the Registration Statement, including the Rule 430B Information, as of its effective date and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package at the Applicable Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) that the Prospectus or any amendment or supplement thereto, as of the date it was filed with, or transmitted for filing to, the Commission and at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may also state that, except as otherwise expressly provided in such opinion, he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package or the Prospectus and does not express any opinion or belief as to (i) the financial statements or other financial data contained or incorporated by reference therein, (ii) the statement of the eligibility and qualification of the Trustee included in the Registration Statement (the “Form T-1”) or (iii) the information in the Prospectus under the caption “Book-Entry System.”
     In rendering the foregoing opinion, such counsel may state that he does not express any opinion concerning any law other than the law of the State of North Carolina and may rely as to all matters of the laws of the States of South Carolina, Ohio and Indiana on appropriate counsel reasonably satisfactory to the Representatives, which may include the Corporation’s other “in-house” counsel). Such counsel may also state that he has relied as to certain factual matters on information obtained from public officials, officers of the Corporation and other sources believed by him to be responsible.

(f)	You shall have received an opinion of Robinson, Bradshaw & Hinson, P.A., counsel to the Corporation, dated the Closing Date, to the effect that:
(i)	This Agreement has been duly authorized, executed and delivered by the Corporation.

(ii)	The execution and delivery by the Corporation of this Agreement and the consummation by the Corporation of the transactions contemplated hereby, including the issuance and sale of the Notes, will not (i) conflict with the Corporation’s certificate of incorporation or Bylaws, (ii) constitute a violation of, or a breach of or default under, the terms of any of the contracts set forth on Schedule D hereto or (iii) violate or conflict with, or result in any contravention of, any Applicable Law. “Applicable Law” means the General Corporation Law of the State of Delaware and those laws, rules and regulations of the State of New York and those federal laws, rules and regulations of the United States of America, in each case that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by this Agreement (other than the United States federal securities laws, state securities or blue sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority).

(iii)	(a) No Governmental Approval of a federal court, a North Carolina court or a Delaware court acting pursuant to General Corporation Law of the State of Delaware, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of this Agreement by the Corporation or the consummation by the Corporation of the transactions contemplated hereby, and (b) no other Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of this Agreement by the Corporation or the consummation by the Corporation of the transactions contemplated hereby. “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Corporation) in the transactions contemplated by this Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties and “Governmental Authority” means any court, regulatory body, administrative agency or governmental body of the State of North Carolina or the State of Delaware or the United States of America having jurisdiction over the Corporation under Applicable Law.

(iv)	The Corporation has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware, and has the corporate power and corporate authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(v)	The Indenture has been duly authorized, executed and delivered by the Corporation and, assuming the due authorization, execution and delivery thereof by the Trustee, is a valid and binding agreement of the Corporation, enforceable against the Corporation in accordance with its terms.

(vi)	The Notes have been duly authorized and executed by the Corporation and, when duly authenticated by the Trustee and issued and delivered by the Corporation against payment therefor in accordance with the terms of this Agreement and the Indenture, will constitute valid and binding obligations of the Corporation entitled to the benefits of the Indenture and enforceable against the Corporation in accordance with their terms.

(vii)	The statements (i) under the caption “Description of Debt Securities” (other than under the caption “Book-Entry Debt Securities”) that are included in the Base Prospectus and (ii) under the caption “Description of the Notes” in the Pricing Disclosure Package and the Prospectus Supplement, insofar as such statements purport to summarize certain provisions of the Indenture and the Notes, fairly summarize such provisions in all material respects.

(viii)	The Corporation is not and, solely after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(ix)	The statements in the Prospectus under the caption “Underwriting,” insofar as such statements purport to summarize certain provisions of this Agreement, fairly summarize such provisions in all material respects.
     You shall also have received a statement of Robinson, Bradshaw & Hinson, P.A., dated the Closing Date, to the effect that:
     (i) no facts have come to such counsel’s attention that have caused such counsel to believe that the documents filed by the Corporation under the 1934 Act and the 1934 Act Regulations that are incorporated by reference in the Preliminary Prospectus Supplement that forms a part of the Pricing Disclosure Package and the Prospectus, were not, on their face, appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the Form T-1) (ii) the Registration Statement, at the Applicable Time and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Rules and Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the Form T-1) and (iii) no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement, including the Form T-1). Such counsel shall further state that, in addition, no facts have come to such counsel’s attention that have caused such counsel to believe that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement, including the Form T-1).
     In addition, such statement shall confirm that the Prospectus has been filed with the Commission within the time period required by Rule 424 of the 1933 Act Regulations and any required filing of a Permitted Free Writing Prospectus pursuant to Rule 433 of the 1933 Act Regulations has been filed with the Commission within the time period required by Rule 433(d) of the 1933 Act Regulations. Such statement shall further state that the Registration Statement became effective upon filing under the 1933 Act and, pursuant to Section 309 of the Trust Indenture Act of 1939, as amended (the “1939 Act”), the Indenture has been qualified under the 1939 Act, and that such counsel has been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.
     Robinson, Bradshaw & Hinson, P.A. may state that its opinions in paragraphs (v) and (vi) are subject to the effects of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). In addition, such counsel may state that they have relied as to certain factual matters on information obtained from public officials, officers and representatives of the Corporation and that the signatures on all documents examined by them are genuine, assumptions which such counsel have not independently verified.
(g)	You shall have received an opinion of Sidley Austin llp, counsel for the Underwriters, dated the Closing Date, with respect to the validity of the Notes, the Registration Statement, the Pricing Disclosure Package and the Prospectus, as amended or supplemented, and such other related matters as you may require, and the Corporation shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(h)	On or after the Applicable Time, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally or of the securities of the Corporation, on the New York Stock Exchange; or (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking services or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this subsection (h) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus. In such event there shall be no liability on the part of any party to any other party except as otherwise provided in Section 7 hereof and except for the expenses to be borne by the Corporation as provided in Section 5(j) hereof.

(i)	You shall have received a certificate of the Chairman of the Board, the President, any Vice President, the Secretary or an Assistant Secretary and any financial or accounting officer of the Corporation, dated the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Corporation in this Agreement are true and correct as of the Closing Date, that the Corporation has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, that the conditions specified in Section 6(c) and Section 6(d) have been satisfied, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission.

(j)	At the time of the execution of this Agreement, you shall have received a letter dated such date, in form and substance satisfactory to you, from Deloitte & Touche LLP, the Corporation’s independent registered public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus, including specific references to inquiries regarding any increase in long-term debt (excluding current maturities), decrease in net current assets (defined as current assets less current liabilities) or common stockholders’ equity, change in the Corporation’s common stock, and decrease in operating revenues or net income for the period subsequent to the latest financial statements incorporated by reference in the Registration Statement when compared with the corresponding period from the preceding year, as of a specified date not more than three business days prior to the date of this Agreement.

(k)	At the Closing Date, you shall have received from Deloitte & Touche LLP, a letter dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section 6, except that the specified date referred to shall be not more than three business days prior to the Closing Date.
     The Corporation will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.
     7. Indemnification. (a) The Corporation agrees to indemnify and hold harmless each Underwriter, their respective officers and directors, and each person, if any, who controls any Underwriter or within the meaning of Section 15 of the 1933 Act, as follows:
(i)	against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto), any Permitted Free Writing Prospectus or any issuer free writing prospectus as defined in Rule 433 of the 1933 Act Regulations, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus;

(ii)	against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Corporation; and

(iii)	against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) of this Section 7.

In no case shall the Corporation be liable under this indemnity agreement with respect to any claim made against any Underwriter or any such controlling person unless the Corporation shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Corporation shall not relieve it from any liability which it may have otherwise than under subsections 7(a) and 7(b). The Corporation shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Underwriter or Underwriters or controlling person or persons, or defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any Underwriter or any such controlling person shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Corporation and such Underwriter shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Corporation and such Underwriter or such controlling person shall have been advised by such counsel that a conflict of interest between the Corporation and such Underwriter or such controlling person may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood, however, that the Corporation shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and all such controlling persons, which firm shall be designated in writing by you). The Corporation agrees to notify you within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person who controls the Corporation within the meaning of Section 15 of the 1933 Act, in connection with the sale of the Notes.
(b)	Each Underwriter severally agrees that it will indemnify and hold harmless the Corporation, its directors and each of the officers of the Corporation who signed the Registration Statement and each person, if any, who controls the Corporation within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto) the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Corporation by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus. In case any action shall be brought against the Corporation or any person so indemnified based on the Registration Statement (or any amendment thereto), the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Corporation, and the

Corporation and each person so indemnified shall have the rights and duties given to the Underwriters, by the provisions of subsection (a) of this Section.
(c)	No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)	If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Corporation on the one hand and the Underwriters on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Corporation on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Corporation bear to the total compensation received by the Underwriters in respect of the underwriting discount as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute are several in proportion to their respective underwriting obligations and not joint.
     8. Default by One or More of the Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Notes which it has agreed to purchase hereunder on the Closing Date, you may in your discretion arrange for you or another party or other parties to purchase such Notes on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Notes, then the Corporation shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Notes on such terms. In the event that, within the respective prescribed periods, you notify the Corporation that you have so arranged for the purchase of such Notes, or the Corporation notifies you that it has so arranged for the purchase of such Notes, you or the Corporation shall have the right to postpone such Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or in any other documents or arrangements, and the Corporation agrees to file promptly any amendments to the Registration Statement, the Pricing Disclosure Package or the Prospectus which may be required. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Notes.
(b)	If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter or Underwriters by you or the Corporation as provided in subsection (a) above, the aggregate amount of such Notes which remains unpurchased does not exceed one-tenth of the aggregate amount of all the Notes to be purchased at such Closing Date, then the Corporation shall have the right to require each non-defaulting Underwriter to purchase the amount of Notes which such Underwriter agreed to purchase hereunder at such Closing Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amount of Notes which such Underwriter agreed to purchase hereunder) of the Notes of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)	If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter or Underwriters by you or the Corporation as provided in subsection (a) above, the aggregate amount of such Notes which remains unpurchased exceeds one-tenth of the aggregate amount of all the Notes to be purchased at such Closing Date, or if the Corporation shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Notes of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Corporation, except for the expenses to be borne by the Corporation as provided in Section 5(j) hereof and the indemnity and contribution agreement in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     9. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Corporation or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or the Corporation, or any of its officers or directors or any controlling person, and will survive delivery of and payment for the Notes.
     10. Reliance on Your Acts. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the Corporation shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.
     11. No Fiduciary Relationship. The Corporation acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement is an arm’s-length commercial transaction between the Corporation on the one hand, and the Underwriters on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Corporation or its shareholders, creditors, employees, or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Corporation with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Corporation on other matters) and no Underwriter has any obligation to the Corporation with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Corporation, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transaction contemplated hereby and the Corporation has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
     12. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or telecopied and confirmed to Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010-3629, Attention: LCD-IBD; SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road, 11th Floor, Mail Code: GA-ATLANTA-3947, Atlanta, GA 30326, Facsimile (404) 926-5129, Attention: High Grade Debt Capital Markets; and UBS Securities LLC, 677 Washington Blvd., Stamford, CT 06901, Attention Fixed Income Syndicate, Facsimile (203) 718-0475, or, if sent to the Corporation, will be mailed or telecopied and confirmed to it at 526 South Church Street, Charlotte, N.C. 28202, facsimile number (980)

373-3699, attention of Treasurer. Any such communications shall take effect upon receipt thereof.
     13. Business Day. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
     14. Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Corporation and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Section 7 and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.
     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
     16. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     If the foregoing is in accordance with your understanding, kindly sign and return to us two counterparts hereof, and upon confirmation and acceptance by the Underwriters, this letter and such confirmation and acceptance will become a binding agreement between the Corporation, on the one hand, and each of the Underwriters, on the other hand, in accordance with its terms.
Very truly yours,

Duke Energy Corporation
By:	/s/ M. Allen Carrick
	Name:	M. Allen Carrick
	Title:	Assistant Treasurer

The foregoing Underwriting Agreement is hereby
confirmed and accepted as of the date first above written.
Credit Suisse Securities (USA) LLC
SunTrust Robinson Humphrey, Inc.
UBS Securities LLC
On behalf of each of the Underwriters

Credit Suisse Securities (USA) LLC		UBS Securities LLC

By:	/s/ Jason Satsky Name: Jason Satsky	By:	/s/ Christopher Forshner Name: Christopher Forshner
	Title: Director		Title: Managing Director, UBS Securities LLC

SunTrust Robinson Humphrey, Inc.		By:	/s/ Mark Spadaccini

Name: Mark Spadaccini Title: Associate Director, Debt Capital Markets UBS Investment Bank

By:	/s/ Christopher S. Grumboski

Name: Christopher S. Grumboski
Title: Director

Execution Copy
SCHEDULE A

Principal Amount of
Underwriter	Notes to be Purchased
Credit Suisse Securities (USA) LLC	$130,500,000
SunTrust Robinson Humphrey, Inc.	130,500,000
UBS Securities LLC	130,500,000
BNY Mellon Capital Markets, LLC	29,250,000
Mizuho Securities USA Inc.	29,250,000

Total	$450,000,000

A-1

Execution Copy
SCHEDULE B
PRICING DISCLOSURE PACKAGE

1)	Base Prospectus
2)	Preliminary Prospectus Supplement dated March 22, 2010
3)	Permitted Free Writing Prospectuses
a) Pricing Term Sheet attached as Schedule C hereto

B-1

Execution Copy
SCHEDULE C
Filed pursuant to Rule 433
March 22, 2010
Relating to
Preliminary Prospectus Supplement dated March 22, 2010 to
Prospectus dated October 3, 2007
Registration Statement No. 333-146483
Duke Energy Corporation
$450,000,000 3.35% Senior Notes due 2015
Pricing Term Sheet

Issuer:	Duke Energy Corporation

Ratings (Moody’s/ S&P):	Baa2/BBB+

Settlement:	March 25, 2010 (T+3)

Trade Date:	March 22, 2010

Interest Payment Dates:	Semi-annually on April 1 and October 1, commencing October 1, 2010

Security Description:	3.35% Senior Notes due 2015

Principal Amount:	$450,000,000

Maturity:	April 1, 2015

Coupon:	3.35%

Benchmark Treasury:	2.375% due 2/28/2015

Benchmark Treasury Yield:	2.412%

Spread to Benchmark Treasury:	+95 bps

Yield to Maturity:	3.362%

Initial Price to Public:	99.945% per Note

Redemption Provisions:

Make-Whole Call:	+15 bps

Denominations:	$2,000 or any integral multiple of $1,000 in excess thereof

C-1

CUSIP:	26441C AE5

Joint Book-Running Managers:	Credit Suisse Securities (USA) LLC SunTrust Robinson Humphrey, Inc. UBS Securities LLC

Co-Managers:	BNY Mellon Capital Markets, LLC Mizuho Securities USA Inc.
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Credit Suisse Securities (USA) LLC at (800) 221-1037, SunTrust Robinson Humphrey, Inc. at (800) 685-4786, or UBS Securities LLC at (877) 827-6444 ext 561-3884.

C-2

Execution Copy
Schedule D
1. Fifteenth Supplemental Indenture, dated as of April 3, 2006, among the registrant, Duke Energy and JPMorgan Chase Bank, N.A. (as successor to Guaranty Trust Company of New York), as trustee (the “Trustee”), supplementing the Senior Indenture, dated as of September 1, 1998, between Duke Energy Carolinas, LLC (formerly Duke Energy Corporation) and the Trustee.
2. $2,650,000,000 Amended and Restated Credit Agreement, dated as of June 28, 2007, among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, Inc. and Duke Energy Kentucky, Inc., as Borrowers, the banks listed therein, Wachovia Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, National Association, Barclays Bank PLC, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch and Credit Suisse, as Co-Documentation Agents, as amended by Amendment No. 1 thereto, dated as of March 10, 2008.

D-1